Exhibit 99.1
                [ACE Limited LOGO]                [CIGNA LOGO]

FOR IMMEDIATE RELEASE
                  ACE Limited:                    CIGNA Corporation:
Investor Contact: Helen M. Wilson                 Edwin J. Detrick
                  441-299-9283                    215-761-6130
Media Contact:    Wendy Davis Johnson             Michael J. Monroe
                  441-299-9347                    215-761-6133


                  ACE TO BUY CIGNA'S INTERNATIONAL AND DOMESTIC
                PROPERTY & CASUALTY OPERATIONS FOR $3.45 BILLION


HAMILTON,  Bermuda, and PHILADELPHIA,  PA, January 12, 1999 - ACE Limited (NYSE:
ACL) has agreed to acquire the international and domestic property and casualty insurance businesses of CIGNA Corporation (NYSE: CI) for $3.45 billion in cash, under an agreement announced today by both companies.

The transaction, which is subject to receipt of necessary regulatory approvals and other customary closing conditions, is expected to be completed by the end of the second quarter of calendar 1999.

"The acquisition of one of the very few truly global franchises in our core business of property and casualty insurance represents a quantum leap for ACE," said Brian Duperreault, chairman, president and chief executive officer of ACE. "This transaction significantly strengthens ACE's position as a premier player in each of the world's major insurance markets, including the U.S., with a business that is diversified by industry, market and client type. This is an historic event, one that transforms ACE into one of only a handful of truly international property and casualty insurance concerns, and provides a tremendous platform for future growth," he added.

Under the agreement, ACE will acquire CIGNA's domestic property and casualty insurance operations, including its run-off business. ACE will also purchase CIGNA's international property and casualty insurance companies and branches, including most of the accident and health business written through those companies.

"This transaction further positions CIGNA to capitalize on its strengths in the global employee benefits business. Over the past several years we have been reshaping our company to achieve our strategic goal of becoming the premier, and consistently most profitable, employee benefits company in the United States and internationally," said Wilson H. Taylor, chief executive officer of CIGNA.

"We currently expect that there will be in place at the closing of the acquisition significant third-party protection against adverse development with respect to the loss and loss adjustment expense reserves of the run-off operations to be acquired, as well as certain other asbestos and environmental exposures," Mr. Duperreault said.

ACE expects that the transaction will be financed with a combination of available cash and newly issued equity, debt, preferred and mandatorily convertible securities.

Gross written premiums of the businesses being acquired were $4.3 billion in 1997 with operating income for the same period of $198 million. Upon completion of the transaction, ACE will be a company with approximately $30 billion in assets and will employ more than 9,000 people in 47 countries worldwide.

"There are significant benefits and efficiencies to be derived from being a global organization whose primary focus is property and casualty insurance. As we assume CIGNA's business operations, we will seek to capitalize on ACE's strength and focus in property and casualty underwriting to enhance our profitability and growth potential," said Mr. Duperreault.

ACE's financial advisor in this transaction is Merrill Lynch & Co.

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

The ACE Group of Companies provides insurance and reinsurance for a diverse group of international clients. Operating subsidiaries are based in Bermuda, the United States, the United Kingdom (Lloyd's), and the Republic of Ireland. At September 30, 1998, ACE Limited had approximately $8.8 billion in assets and approximately $3.7 billion in shareholders' equity.

CIGNA's businesses rank among the largest employee benefits organizations in the United States and include a full range of health care, life, disability and retirement and investment services, both in the U.S. and internationally. Revenues for the first nine months of 1998 (includes all businesses) were $16 billion and operating income was $772 million (excludes $202 million of gains from the sale of life and annuity businesses). As of September 30, 1998 CIGNA had consolidated assets of $109 billion and shareholders' equity of approximately $8.2 billion.


Editor's Note:  ACE Limited's  press releases are available at no charge through
-------------
News on Demand Plus by dialing 888-329-8941.

                               (tables to follow)

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
                                   Supplemental Financial Information
                                   ----------------------------------

------------------------------------------------------------------------------------------------------------
                                   Net Written Premiums by Product Line
                                              (in $ millions)
------------------------------------------------------------------------------------------------------------
                                 Year ended             Year ended
                               Sept. 30, 1998          Dec. 31, 1997
                            -----------------------------------------------
                                                     CIGNA's P&C ops.          ACE & CIGNA's P&C ops.
                                                     ----------------          ----------------------
                                    ACE            Domestic       Int'l      Combined        Combined %
                                   -----          ----------     -------    ----------      ------------

Property                           $181           $   354        $  471        $1,006          25.4%
Casualty                            147               308           279           734          18.6%
Accident & Health                    -                 -            482           482          12.2%
Marine & Aviation
  (including satellite)              77               271           123           471          11.9%
Workers' Compensation                -                342           -             342           8.7%
Lloyd's Syndicates                  314                -            -             314           7.9%
Automobile                           -                 -            194           194           4.9%
Commercial Packages                  -                161           -             161           4.1%
Financial Lines                     142                -            -             142           3.6%
Other                                22                60            27           109           2.7%
                                   ----            ------        ------        ------         -----
Total                              $883            $1,496        $1,576        $3,955         100.0%
                                   ====            ======        ======        ======         =====
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                 Net Written Premiums by Geographic Region
                                              (in $ millions)
-------------------------------------------------------------------------------------------------------------
                              Year ended             Year ended
                             Sept. 30, 1998         Dec. 31, 1997
                        -------------------------------------------------
                                                   CIGNA's P&C ops.             ACE & CIGNA's P&C ops.
                                                   ----------------             ----------------------
                               ACE               Domestic       Int'l        Combined          Combined %
                              -----             ----------     -------      ----------        ------------

North America                 $  503              $1,496        $   -          $1,999            50.6%
UK & Europe                      129                 -             644            773            19.5%
Japan                             21                 -             420            441            11.2%
Other Pacific                     16                 -             213            229             5.8%
Latin America                      5                 -             171            176             4.4%
Other                            209                 -             128            337             8.5%
                              ------              ------        ------         ------           -----
Total                         $  883              $1,496        $1,576         $3,955           100.0%
                              ======              ======        ======         ======           =====

-------------------------------------------------------------------------------------------------------------

                                      Supplemental Financial Information
                                      ----------------------------------

-------------------------------------------------------------------------------------------------------------
                                           Balance Sheet Information
                                                (in $ millions)
-------------------------------------------------------------------------------------------------------------
                                                                                         CIGNA's P&C
                                                                                  Operations to be Acquired
                                                                          --------------------------------------
                                                       Dec. 31, 1997         Dec. 31, 1997        Sept. 30, 1998
                                                       -------------         -------------        --------------
                                                        As reported
                                                         by CIGNA             (Unaudited)          (Unaudited)

Investments & cash                                         $12,457               $10,051             $  9,907
Premium accounts and notes receivable                        2,735                 2,423                2,690
Reinsurance recoverables                                     6,211                 6,181                6,013
Goodwill                                                       411                   392                  378
Other assets                                                 2,881                 2,384                2,418
                                                           -------               -------              -------
Total assets                                               $24,695               $21,431              $21,406
                                                           =======               =======              =======

Unpaid claims and claim expenses                            15,252                14,929               14,738
Future policy benefits                                       1,889                     -                    -
Unearned premiums                                            1,543                 1,318                1,389
Accounts payable                                             3,050                 2,396                2,333
Other liabilities                                              419                   438                  495
                                                           -------               -------              -------
Total liabilities                                           22,153                19,081               18,955
                                                           -------               -------              -------
Net Assets                                                $  2,542              $  2,350              $ 2,451
                                                           =======               =======              =======
-------------------------------------------------------------------------------------------------------------

                                      Supplemental Financial Information
---------------------------------------------------------------------------------------------------------------------
                                         Income Statement Information
                                                (in $ millions)
---------------------------------------------------------------------------------------------------------------------
                                                      Year ended                        Nine months ended
                                                  December 31, 1997                    September 30, 1998
                                        ---------------------------------------  -----------------------------------
                                                                                                     Operations
                                             As reported        Operations        As reported           to be
                                              by CIGNA        to be acquired       by CIGNA           acquired
                                             -----------      --------------      -----------        ----------
                                             (Unaudited)       (Unaudited)        (Unaudited)        (Unaudited)
Domestic Ongoing
----------------
Gross premiums written                          $2,301             $2,301            $1,901             $1,901
Net premiums written                             1,496              1,496             1,149              1,149
Net premiums earned                              1,593              1,593             1,133              1,133
Losses and loss
  adjustment expenses                           (1,165)            (1,165)             (826)              (826)
Policy acquisition expenses                       (367)              (367)             (274)              (274)
Operating expenses                                (141)              (154)             (101)              (101)
                                              --------           --------         ---------           --------
Underwriting gain (loss)                           (80)               (93)              (68)               (68)
Net investment income                              239                239               172                172
Other revenues and expenses, net                   (16)                (6)               (8)                (9)
                                              --------           --------         ---------           --------
Operating income before tax                        143                140                96                 95
Income taxes                                       (45)               (44)              (24)               (25)
                                              --------           --------         ---------           --------
Net operating income                          $     98           $     96            $   72            $    70
                                              ========           ========         =========           ========

Loss & LAE ratio                                  73.1%              73.1%             72.9%              72.9%
Expense ratio                                     31.9%              32.7%             33.1%              33.1%
                                              --------           --------         ---------           --------
Combined ratio                                   105.0%             105.8%            106.0%             106.0%
                                              ========           ========         =========           ========

International Ongoing
---------------------
Gross premiums written                           2,265              1,999             1,690              1,418
Net premiums written                             1,834              1,576             1,348              1,104
Net premiums earned                              1,784              1,539             1,294              1,062
Losses and loss
   adjustment expenses                            (953)              (823)             (780)              (649)
Policy acquisition expenses                       (453)              (410)             (323)              (291)
Operating expenses                                (289)              (269)             (205)              (177)
                                              --------           --------         ---------           --------
Underwriting gain (loss)                            89                 37               (14)               (55)
Net investment income                              126                121                83                 79
Other revenues and expenses, net                   (14)                13                 8                  9
                                              --------           --------         ---------           --------
Operating income before tax                        201                171                77                 33
Income taxes                                       (74)               (62)              (31)               (14)
                                              --------           --------         ---------           --------
Net operating income                           $   127            $   109           $    46           $     19
                                              ========           ========         =========           ========

Loss & LAE ratio                                  53.4%              53.5%             60.3%              61.1%
Expense ratio                                     41.6%              44.1%             40.8%              44.1%
                                              --------           --------         ---------           --------
Combined ratio                                    95.0%              97.6%            101.1%             105.2%
                                              ========           ========         =========           ========
---------------------------------------------------------------------------------------------------------------------

                                 Supplemental Financial Information
---------------------------------------------------------------------------------------------------------------------
                                    Income Statement Information
                                           (in $ millions)
---------------------------------------------------------------------------------------------------------------------
                                                       Year ended                        Nine months ended
                                                   December 31, 1997                     September 30, 1998
                                         -------------------------------------- -------------------------------------
                                                                                                      Operations
                                              As reported        Operations        As reported           to be
                                               by CIGNA        to be acquired       by CIGNA           acquired
                                              -----------      --------------      -----------        -----------
                                              (Unaudited)       (Unaudited)        (Unaudited)        (Unaudited)
Total Ongoing
-------------
Gross premiums written                           $4,566             $4,300            $3,591             $3,319
Net premiums written                              3,330              3,072             2,497              2,253
Net premiums earned                               3,377              3,132             2,427              2,195
Losses and loss
 adjustment expenses                             (2,118)            (1,988)           (1,606)            (1,475)
Policy acquisition expenses                        (820)              (777)             (597)              (565)
Operating expenses                                 (430)              (423)             (306)              (278)
                                                -------           --------           -------            -------
Underwriting gain (loss)                              9                (56)              (82)              (123)
Net investment income                               365                360               255                251
Other revenues and expenses, net                    (30)                 7                 -                  -
                                                -------           --------           -------            -------
Operating income before tax                         344                311               173                128
Income taxes                                       (119)              (106)              (55)               (39)
                                                -------           --------           -------            -------
Net operating income                            $   225           $    205           $   118            $    89
                                                =======           ========           =======            =======

Loss & LAE ratio                                   62.7%              63.5%             66.2%              67.2%
Expense ratio                                      37.0%              38.3%             37.2%              38.4%
                                                -------           --------           -------            -------
Combined ratio                                     99.7%             101.8%            103.4%             105.6%
                                                =======           ========           =======            =======

Net catastrophe losses, pre-tax                     $17                                  $97
% of net earned premiums                            0.5%                                 4.0%

Run-off
-------
Gross premiums written                               19                 19                 2                  2
Net premiums written                                 11                 11                (2)                (2)
Net premiums earned                                  22                 22                (1)                (1)
Losses and loss
   adjustment expenses                             (232)              (232)             (143)              (143)
Policy acquisition expenses                         (14)               (14)               (6)                (6)
Operating expenses                                  (81)               (82)              (61)               (61)
                                                -------           --------           -------            -------
Underwriting gain (loss)                           (305)              (306)             (211)              (211)
Net investment income                               282                282               191                191
Other revenues and expenses, net                     20                  5                15                  6
                                                -------           --------           -------            -------
Operating income (loss) before tax                   (3)               (19)               (5)               (14)
Income tax recovery                                   5                 12                 5                  8
                                                -------           --------           -------            -------
Net operating income (loss)                     $     2           $     (7)          $     -            $    (6)
                                                =======           ========           =======            =======
---------------------------------------------------------------------------------------------------------------------

                                              # # #

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